Registration No. 33-12
1940 Act File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND
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Supplement Dated December 5, 2008
To
Statements of Additional Information Dated March 1, 2008, as Supplemented on April 9, 2008, as Amended on September 22, 2008, as Supplemented on October 10, 2008, and as Supplemented on November 4, 2008.

Resignation of a Portfolio Manager.

Ms. Wendy W. Stojadinovic, a Portfolio Manager for the Wisconsin Tax-Exempt Fund, announced that, effective December 5, 2008, she is resigning from her positions with the Fund and with Ziegler Capital Management, LLC to pursue other interests. The Wisconsin Tax-Exempt Fund will continue to be managed by Richard D. Scargill.